                                                                   EXHIBIT 10.11
















                                 CASEWARE, INC.

                                CO-SALE AGREEMENT


                                  March 4, 1994

                                 CASEWARE, INC.
                                Co-Sale Agreement


        This Co-Sale Agreement is made as of the 4th day of March, 1994 by and among CaseWare, Inc., a California corporation (the "Company"), Norwest Equity Partners, IV, A Minnesota Limited Partnership, Brentwood Associates VI, L.P., Advanced Technology Ventures III and P. Andrews McLane (hereinafter referred to collectively as the "Shareholders") and Fred Cox, Co-Trustee, and Sol Zechter, Trustee (each individually a "Founder" and collectively the "Founders").

        In consideration of the mutual covenants set forth herein, the parties agree as follows:

1.      Definitions.

        (a) "Shares" shall mean shares of the Company's Common Stock, Series A Preferred Stock and other securities of the Company now owned or subsequently acquired by the Founders.

        (b) "Preferred Stock" shall mean the Company's outstanding Series A Preferred Stock.

        (c) "Common Stock" shall mean the Company's Common Stock and shares of Common Stock issued or issuable upon conversion of the Company's Preferred Stock.

2.      Sales by a Founder.

        (a) If any Founder proposes to sell, assign or otherwise transfer any Shares in any transaction or series of related transactions that will result in the transfer of 50,000 or more Shares, then such Founder shall promptly give written notice (the "Notice") to the Company, which will in turn give written notice to each Shareholder, at least 20 business days prior to the closing of such sale or transfer. The Notice shall describe in reasonable detail the terms and conditions of the proposed sale or transfer including, without limitation, the type and number of Shares to be sold, assigned or otherwise transferred, the nature of such sale, assignment or transfer, the consideration to be paid, and the name and address of each prospective purchaser, assignee or transferee. In the event that the sale, assignment or transfer is being made pursuant to the provisions of paragraphs 3(a) or 3(b) hereof, the Notice shall state under which paragraph the sale, assignment or transfer is being made.

        (b) Subject to the terms of this Agreement, each Shareholder shall have the right, severally, exercisable upon written notice to such Founder within 15 business days after receipt of the Notice, to participate in such sale, assignment or transfer of Shares on the same terms and conditions as stated in the Notice. To the extent the Shareholders exercise such right of participation in accordance with the terms and conditions set forth below, the number of Shares that the Founder may sell in the transaction shall be correspondingly reduced.

        (c) Each Shareholder may sell all or any part of that number of shares of Common Stock (on an as-converted basis) then held by it equal to the product obtained by multiplying (i) the aggregate number of shares of Common Stock (on an as-converted basis) covered by the Notice by (ii) a fraction the numerator of which is the number of shares of Common Stock (on an as-converted basis) owned by such Shareholder at the time of the sale, assignment or transfer and the denominator of which is the sum of the number of shares of Common Stock (on an as-converted basis) owned by the Founder and all Shareholders at the time of the sale, assignment or transfer.

        (d) If any Shareholder fails to elect to fully participate in such Founder's sale pursuant to this paragraph 2, such Shareholder shall give notice of such failure to the Founder and the Company. The Company shall in turn give notice to each of the Shareholders who did so elect (the "Participants"). Such notice may be made by telephone if confirmed in writing within two days. The Participants shall have five days from the date such notice was given to agree to sell their pro rata share of the unsold portion. For purposes of this paragraph, a Participant's pro rata share shall be (on an as-converted basis) the ratio of (x) the number of shares of Common Stock held by such Participant to (y) the total number of shares of Common Stock held by the Participants.

        (e) Each Participant shall effect its participation in the sale by promptly delivering to the Founder for transfer to the prospective purchaser one or more certificates, properly endorsed for transfer, that represent:

               (i) the type and number of shares of Common Stock that such Participant elects to sell; or

               (ii) that number of shares of Preferred Stock that is at such time convertible into the number of shares of Common Stock which such Participant elects to sell; provided, however, that if the prospective purchaser objects to the delivery of Preferred Stock in lieu of Common Stock, such Participant shall convert such Preferred Stock into Common Stock in accordance with the Company's Articles of Incorporation and deliver Common Stock as provided in subparagraph 2(e)(i) above. The Company agrees to make any such conversion concurrent with the actual transfer of such shares to the transferee.

        (f) The stock certificate or certificates that each Participant delivers to the Founder pursuant to paragraph 2(e) shall be transferred to the prospective purchaser in consummation of the sale of the Shares pursuant to the terms and conditions specified in the Notice, and the Founder shall concurrently therewith remit to such Participant that portion of the sale proceeds to which such Participant is entitled by reason of its participation in such sale. To the extent that any prospective purchaser or purchasers prohibits such assignment or otherwise refuses to purchase shares or other securities from a Participant exercising its rights of co-sale hereunder, the Founder shall not sell to such prospective purchaser or purchasers any Shares unless and until, simultaneously with such sale, the Founder shall purchase such shares or other securities from such Participant.

        (g) The exercise or non-exercise of the rights of the Participants hereunder to participate in one or more sales of Shares made by the Founder shall not adversely affect their rights to participate in subsequent sales of Shares subject to paragraph 2(a).

3.      Exempt Transfers.

        (a) Notwithstanding the foregoing, the co-sale rights of the Shareholders shall not apply to (i) any pledge of Shares made pursuant to a bona fide loan transaction that creates a security interest in such Shares, (ii) any transfer to another Founder or to the ancestors, descendants or spouse of a Founder or to trusts for the benefit of such persons or a Founder; or (iii) any bona fide gift; provided that (A) the transferring Founder shall inform the Shareholders of such pledge, transfer or gift prior to effecting it and (B) the pledgee, transferee or donee shall agree in writing to be bound by and comply with all provisions of this Agreement. Such transferred Shares shall remain "Shares" hereunder, and such pledgee, transferee or donee shall be treated as a "Founder" for purposes of this Agreement.

        (b) Notwithstanding the foregoing, the provisions of paragraph 2 shall not apply to the sale of any Shares (i) to the public pursuant to a registration statement filed with, and declared effective by, the Securities and Exchange Commission under the Securities Act of 1933, as amended (the "Securities Act") or (ii) to the Company.

4.      Prohibited Transfers.

        (a) In the event a Founder should sell, assign or otherwise transfer any Shares in contravention of the co-sale rights of the Shareholders under paragraph 2 of this Agreement (a "Prohibited Transfer"), the Shareholders shall have the put option provided below, and the Founder shall be bound by the applicable provisions of such option.

        (b) In the event of a Prohibited Transfer, each Shareholder, severally, shall have the right to sell to the Founder the type and number of shares of Common Stock (on an as-converted basis) equal to the number of shares such Shareholder would have been entitled to sell to the purchaser had the Prohibited Transfer been effected pursuant to and in compliance with the terms of paragraph 2 hereof. Such sale shall be made on the following terms and conditions:

            (i) The price per share at which such shares are to be sold to the Founder shall be equal to the price per share paid by the purchaser to the Founder in the Prohibited Transfer.

            (ii) Within 30 days after the later of the dates on which the Shareholders desiring to sell (the "Selling Shareholders") (A) received notice of the Prohibited Transfer or (B) otherwise became aware of the Prohibited Transfer, the Selling Shareholders shall, if exercising the option created hereby, deliver to the Founder the certificate or certificates representing shares to be sold under this paragraph 4(b), each certificate to be properly endorsed for transfer.

            (iii) The Founder shall, upon receipt of the certificate or certificates for such shares, pay the aggregate purchase price therefor in cash or by other means acceptable to the Selling Shareholder.

5.      Miscellaneous.

        5.1 Governing Law. This Agreement shall be governed by and construed under the laws of the State of California as applied to agreements among California residents made and to be performed entirely within the State of California.

        5.2 Amendment. Any provision may be amended and the observance thereof may be waived (either generally or in a particular instance and either retroactively or prospectively), only by the written consent of (i) as to the Company, only by the Company, (ii) as to the Shareholders, seventy-five percent (75%) in interest of the Shares held by the Shareholders and their assignees, pursuant to paragraph 5.3 hereof, and (iii) as to the Founders, fifty percent (50%) in interest of the Common Stock held by the Founders, provided that any Shareholder or any Founder may waive any of its rights hereunder without obtaining the consent of any other Shareholder or Founder, respectively. Any amendment or waiver effected in accordance with clauses (i), (ii) and (iii) of this paragraph shall be binding upon the Shareholders, the Company and the Founder in question and their respective successors and assigns.

        5.3 Transfer of Co-Sale Rights. The Shareholders' rights of co-sale under this Agreement may be assigned or otherwise conveyed to a transferee or assignee of shares of Common Stock held by a Shareholder, who shall be considered a "Shareholder" for purposes of this Agreement, provided that (a) the Company is given written notice by such Shareholder at the time of or within a reasonable time after said transfer, stating the name and address of said transferee or assignee and identifying the securities with respect to which such co-sale rights are being assigned and (b) the transferee acquires Common Stock in a private transaction.

        5.4 Term. This Co-Sale Agreement shall terminate upon the earlier of (i) the closing of a firm commitment underwritten public offering pursuant to an effective registration statement under the Securities Act of 1933, as amended, covering the offer and sale of the Company's Common Stock, (ii) the closing of the Company's sale of all or substantially all of its assets or the acquisition of the Company by another entity by means of merger or consolidation resulting in the exchange of the outstanding shares of the Company's capital stock for securities or consideration issued, or caused to be issued, by the acquiring entity or its subsidiary and (iii) five (5) years from the date hereof.

        5.5 Notices. All notices and other communications required or permitted hereunder shall be in writing and shall be deemed effectively given upon personal delivery or upon confirmed delivery by facsimile or telecopy, or on the fifth day (or the tenth day if to a party with a foreign address) following mailing by registered or certified mail, return receipt requested, postage prepaid, addressed to the party to be notified as set forth on the signature page hereof or at such other address as such party may designate by advance written notice to the other parties hereto. Notwithstanding the foregoing, the telephone notice permitted by paragraph 2(d) shall be effective at the time it is given.

        5.6 Entire Agreement. This Agreement constitutes the full and entire understanding and agreement between the parties with regard to the subject matter hereof.

        5.7 Severability. In the event one or more of the provisions of this Agreement should, for any reason, be held to be invalid, illegal or unenforceable in any respect, such invalidity, illegality or unenforceability shall not affect any other provisions of this Agreement, and this Agreement shall be construed as if such invalid, illegal or unenforceable provision had never been contained herein.

        5.8 Separability. Any invalidity, illegality, or limitation of the enforceability with respect to any Shareholder of any one or more of the provisions of this Agreement, or any part thereof, whether arising by reason of the law of any such Shareholder's domicile or otherwise, shall in no way affect or impair the validity, legality, or enforceability of this Agreement with respect to other Shareholders. In case any provision of this Agreement shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired.

        5.9 Counterparts. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

        5.10 Legends. The Founders and the Shareholders agree that any shares of Common Stock now or hereafter held by it may be stamped with appropriate legends evidencing the terms of this Agreement.

        5.11 Injunctive Relief. The parties to this Agreement acknowledge that the remedy at law for the breach of the respective obligations hereunder is inadequate and agree to be subject to injunctive and other equitable relief in addition to any other remedies that may be available.

        IN WITNESS WHEREOF, this Agreement has been duly executed and delivered by the parties as of the date first above written.

THE COMPANY:

CASEWARE, INC.
108 Pacifica, 2nd Floor
Irvine, California 92718-3332
Attn: President


By:  /s/ Fred B. Cox
    ------------------------------------
Title:  President
       ---------------------------------

THE SHAREHOLDERS:

NORWEST EQUITY PARTNERS, IV,
A MINNESOTA LIMITED PARTNERSHIP

By:  Itasca Partners, General Partner
    ------------------------------------

By   /s/ George J. Still
    ------------------------------------
     George J. Still, General Partner

BRENTWOOD ASSOCIATES VI, L.P.

By:  Brentwood VI Ventures L.P.,
    ------------------------------------
     its General Partner


By   /s/ G. Bradford Jones
    ------------------------------------
     G. Bradford Jones, General Partner

ADVANCED TECHNOLOGY VENTURES III


By   /s/ Jos C. Henkens
    ------------------------------------
     Jos C. Henkens, General Partner


     /s/ P. Andrews McLane
----------------------------------------
     P. Andrews McLane

THE FOUNDERS:


        /s/ Fred Cox
-----------------------------------------
Fred Cox, Co-Trustee, The Cox Living
Trust dated May 26, 1988
108 Pacifica, 2nd Floor
Irvine, California 92718-3332


        /s/ Sol Zechter
-----------------------------------------
Sol Zechter, Trustee, The Zechter
Family Trust dated July 18, 1985
108 Pacifica, 2nd Floor
Irvine, California 92718-3332

        Consent of Spouse:



        I acknowledge that I have read the foregoing Agreement and that I know its contents. I am aware that by its provisions if I and/or my spouse agree to sell all or part of the shares of the Company held of record by either or both of us, including my community interest in such shares, if any, co-sale rights (as described in the Agreement) must be granted to the Shareholders by the seller. I hereby agree that those shares and my interest in them, if any, are subject to the provisions of the Agreement and that I will take no action at any time to hinder operation of, or violate, the Agreement. I understand that the parties to the foregoing Agreement relied on my promise herein when entering into such Agreement.



                                        /s/ Harriet Frost Cox
                                        ---------------------------------------
                                                      (Signature)


                                        /s/ Sheila Zechter
                                        ---------------------------------------
                                                       (Signature)

                         CONTINUUS SOFTWARE CORPORATION

                         AMENDMENT TO CO-SALE AGREEMENT

        This Amendment to Co-Sale Agreement ("Amendment") is entered into as of November 6, 1995, by and among Continuus Software Corporation, a California corporation and formerly known as CaseWare, Inc. (the "Company"), Norwest Equity Partners, IV, a Minnesota Limited Liability Company, Brentwood Associates VI, L.P., Advanced Technology Ventures III and P. Andrews McLane (collectively, the "Existing Shareholders"), Fred Cox, Trustee, and Sol Zechter, Trustee (each a "Founder") and Accel IV L.P., Accel Keiretsu L.P., Accel Investors `95 L.P., Ellmore C. Patterson Partners and Norwest Equity Partners, V, a Minnesota Limited Liability Company (each a "New Shareholder"). The Amendment amends that certain Co-Sale Agreement dated as of March 4, 1994 (the "Agreement"). Capitalized terms contained herein shall have the meanings set forth in the Agreement.

        WHEREAS, the Company has entered into a Stock Purchase Agreement of even date herewith (the "Stock Purchase Agreement") providing for the issuance and sale of shares of Series C Preferred Stock of the Company (the "Financing").

        WHEREAS, the Company and the Existing Shareholders desire to amend the Agreement as set forth below; and

        WHEREAS, the execution of this Amendment by the parties is a condition to the Financing as set forth in Section 4.7 of the Stock Purchase Agreement.

        NOW, THEREFORE, In consideration of the foregoing premises and the mutual promises set forth below, and for other good and valuable consideration, the receipt of which is hereby acknowledged, the parties to this Amendment agree as follows:

        1. The definition of "Shareholders" set forth in the preamble to the Agreement is hereby amended to mean the parties listed on the attached Schedule A.

        2. The definition of "Shares" set forth in Section 1(a) of the Agreement is hereby amended to read in its entirety as follows:

        "(a) "Shares" shall mean shares of the Company's Common Stock, Series A Preferred Stock, Series B Preferred Stock and other securities of the Company now owned or subsequently acquired by the Founders."

        3. The definition of "Preferred Stock" set forth in Section 1(b) of the Agreement is hereby amended to read in its entirety as follows:

        "(b) "Preferred Stock" shall mean the Company's outstanding Series A, Series B and Series C Preferred Stock."

        4. "Shares" appearing therein with the phrase "Common and Preferred Stock."

        5. Section 5.3 of the Agreement is hereby amended by replacing all references to "Common Stock" appearing therein with the phrase "Common and Preferred Stock."

        6. This Amendment shall be deemed an amendment to the Agreement and shall become effective when executed by the Company, the undersigned Existing Shareholders and New Shareholders. Except as expressly amended pursuant to this Amendment, the Agreement shall continue in full force and effect.

        7. This Amendment shall be governed by the laws of the State of California as applicable to contracts entered into and performed entirely within the State of California.

        8. This Amendment may be executed in counterparts, each of which shall be enforceable against the party actually executing such counterpart, and which together shall constitute one instrument.





            [The Remainder of this Page is Intentionally Left Blank]

        This Amendment is hereby executed as of the date first above written.


THE COMPANY:

CONTINUUS SOFTWARE CORPORATION


By:     /s/ John Wark
    -------------------------------------------
Title:  President and Chief Executive Officer
       ----------------------------------------


THE EXISTING SHAREHOLDERS:

NORWEST EQUITY PARTNERS, IV,
A MINNESOTA LIMITED PARTNERSHIP

By:     Itasca Partners
    -------------------------------------------
        General Partner


By:     /s/ Kevin G. Hall
    -------------------------------------------
        Kevin G. Hall, Partner


BRENTWOOD ASSOCIATES VI, L.P.

By:     Brentwood VI Ventures L.P.,
    -------------------------------------------
        its General Partner


By:     /s/ G. Bradford Jones
    -------------------------------------------
        G. Bradford Jones, General Partner


ADVANCED TECHNOLOGY VENTURES III


By:     /s/ Jos C. Henkens
    -------------------------------------------
        Jos C. Henkens, General Partner


        /s/ P. Andrews McLane
-----------------------------------------------
        P. Andrews McLane

THE FOUNDERS:


        /s/ Fred B. Cox
-----------------------------------------------
        Fred Cox, Co-Trustee,
        The Cox Living Trust dated 5/26/88


        /s/ Harriet Frost Cox
-----------------------------------------------
        Harriet Frost Cox, Co-Trustee,
        The Cox Living Trust dated 5/26/88


        /s/ Sol Zechter
-----------------------------------------------
        Sol Zechter, Trustee,
        The Zechter Family Trust
        dated July 18, 1995


NEW INVESTORS:

ACCEL  IV L.P.

By:  Accel IV Associates L.P.
    -------------------------------------------
     Its General Partner


By:  /s/ Arthur C. Patterson
    -------------------------------------------
     General Partner


ACCEL KEIRETSU L.P.

By:  Accel Partners & Co., Inc.
    -------------------------------------------
     Its General Partners


By:     /s/ Arthur C. Patterson
    -------------------------------------------
Its:
    -------------------------------------------

ACCEL INVESTORS `95 L.P.


By:     /s/ Arthur C. Patterson
    -------------------------------------------
     General Partner


ELLMORE C. PATTERSON PARTNERS



By:  /s/ Arthur C. Patterson
    -------------------------------------------
     General Partner



NORWEST EQUITY PARTNERS, V,
A MINNESOTA LIMITED LIABILITY PARTNERSHIP

By:  Itasca Partners IV, L.L.P.
    -------------------------------------------
     General Partner


By:  /s/ Kevin G. Hall
    -------------------------------------------
     Kevin G. Hall, Partner

                                   SCHEDULE A

                              List of Shareholders


Norwest Equity Partners, IV,
a Minnesota Limited Liability Partnership

Brentwood Associates, VI, L.P.

Advanced Technology Ventures III

P. Andrews McLane

Fred Cox, Co-Trustee,
Harriet Frost Cox, Co-Trustee,
The Cox Living Trust dated 5/26/88

Sol Zechter, Trustee,
The Zechter Family Trust
dated July 18, 1995

Norwest Equity Partners, V,
a Minnesota Limited Liability Partnership

Accel IV L.P.

Accel Keiretsu L.P.

Accel Investors `95 L.P.

Ellmore C. Patterson Partners

                         CONTINUUS SOFTWARE CORPORATION

                      SECOND AMENDMENT TO CO-SALE AGREEMENT

        This Second Amendment to Co-Sale Agreement ("Second Amendment") is entered into as of May 30, 1996, by and among Continuus Software Corporation, a California corporation (the "Company"), Norwest Equity Partners, IV, a Minnesota Limited Partnership, Norwest Equity Partners, V, a Minnesota Limited Partnership, Brentwood Associates VI, L.P., Advanced Technology Ventures III, Accel IV L.P., Accel Keiretsu L.P., Accel Investors `95 L.P., Ellmore C. Patterson Partners, P. Andrews McLane, Comdisco, Inc. and Kevin J. McQuillan (each a "Shareholder") and The Cox Living Trust dated May 26, 1988 and The Zechter Family Trust dated March 6, 1996 (each a "Founder"). The Second Amendment amends that certain Co-Sale Agreement dated as of March 4, 1994, as subsequently amended by that certain Amendment to Co-Sale Agreement dated as of November 16, 1995 between the Company and the parties set forth therein (the Co-Sale Agreement, as amended, is referred to herein as the "Agreement").

        WHEREAS, the Company has entered into a Stock Purchase Agreement of even date herewith (the "Stock Purchase Agreement") providing for the issuance and sale of shares of Series D Preferred Stock of the Company and Warrants to purchase shares of Common Stock of the Company (the "Financing").

        WHEREAS, the Company and the Shareholders desire to amend the Agreement as set forth below; and

        WHEREAS, the execution of this Amendment by the parties is a condition to the Financing as set forth in Section 4.8 of the Stock Purchase Agreement.

        NOW, THEREFORE, In consideration of the foregoing premises and the mutual promises set forth below, and for other good and valuable consideration, the receipt of which is hereby acknowledged, the parties to this Amendment agree as follows:

        1. The definition of "Shareholders" set forth in the preamble to the Agreement is hereby amended to mean the parties listed on the attached Schedule A.

        2. The definition of "Shares" set forth in Section 1(a) of the Agreement is hereby amended to read in its entirety as follows:

        "(a) "Shares" shall mean shares of the Company's Common Stock, Series A Preferred Stock, Series B Preferred Stock, Series C Preferred Stock and Series D Preferred Stock and other securities of the Company now owned or subsequently acquired by the Founders."

        3. The definition of "Preferred Stock" set forth in Section 1(b) of the Agreement is hereby amended to read in its entirety as follows:

        "(b) "Preferred Stock" shall mean the Company's outstanding Series A Preferred Stock, Series B Preferred Stock, Series C Preferred Stock and Series D Preferred Stock."

        4. This Second Amendment shall be deemed an amendment to the Agreement and shall become effective when executed by the Company and the undersigned Shareholders. Except as expressly amended pursuant to this Second Amendment, the Agreement shall continue in full force and effect.

        5. This Second Amendment shall be governed by the laws of the State of California as applicable to contracts entered into and performed entirely within the State of California.

        6. This Second Amendment may be executed in two or more counterparts, each of which shall be enforceable against the party actually executing such counterpart, and which together shall constitute one instrument.



            [The Remainder of this Page is Intentionally Left Blank]

        This Amendment is hereby executed as of the date first above written.


THE COMPANY:

CONTINUUS SOFTWARE CORPORATION


By:     /s/ John Wark
    -------------------------------------------
Title:  President and Chief Executive Officer
       ----------------------------------------



SHAREHOLDERS:

NORWEST EQUITY PARTNERS, IV,
A MINNESOTA LIMITED PARTNERSHIP


By:  Itasca Partners
    -------------------------------------------
     General Partner

By:     /s/ Kevin G. Hall
    -------------------------------------------
        Kevin G. Hall, Partner


NORWEST EQUITY PARTNERS, V,
A MINNESOTA LIMITED PARTNERSHIP


BY:     ITASCA PARTNERS IV, L.L.P.
    -------------------------------------------
        GENERAL PARTNER



By:     /s/ Kevin G. Hall
    -------------------------------------------
        Kevin G. Hall, Partner


BRENTWOOD ASSOCIATES VI, L.P.


By:     Brentwood VI Ventures L.P.,
    -------------------------------------------
        its General Partner


By:     /s/ G. Bradford Jones
    -------------------------------------------
        G. Bradford Jones, General Partner


ADVANCED TECHNOLOGY VENTURES III


By:     /s/ Jos C. Henkens
    -------------------------------------------
        Jos C. Henkens, General Partner


        /s/ P. Andrews McLane
-----------------------------------------------
    P. ANDREWS MCLANE


ACCEL  IV L.P.


By:  Accel IV Associates L.P.
    -------------------------------------------
     Its General Partner


By:     /s/ G. Carter Sednaoui
    -------------------------------------------
     General Partner

ACCEL KEIRETSU L.P.

By:  Accel Partners & Co., Inc.
    -------------------------------------------
     Its General Partners


By:     /s/ G. Carter Sednaoui
    -------------------------------------------
Its:
     ------------------------------------------


ACCEL INVESTORS `95 L.P.



By:  /s/ G. Carter Sednaoui
    -------------------------------------------
     General Partner


ELLMORE C. PATTERSON PARTNERS



By:  /s/ Ellmore C. Patterson
    -------------------------------------------
     General Partner


COMDISCO, INC.


By:     /s/ Jill C. Hanses
    -------------------------------------------
Its:    Assistant Vice President
     ------------------------------------------



        /s/ Kevin J. McQuillan
-----------------------------------------------
KEVIN J. MCQUILLAN

THE FOUNDERS:

THE COX LIVING TRUST DATED MAY 26, 1988



        /s/ Fred B. Cox
-----------------------------------------------
        Fred Cox, Co-Trustee


        /s/ Harriet Frost Cox
-----------------------------------------------
        Harriet Frost Cox, Co-Trustee


THE ZECHTER FAMILY TRUST DATED MARCH 6, 1996



        /s/ Sol Zechter
-----------------------------------------------
        Sol Zechter, Trustee

                                   SCHEDULE A

                              List of Shareholders

Norwest Equity Partners, IV,
a Minnesota Limited Partnership

Norwest Equity Partners, V,
A Minnesota Limited Liability Partnership

Brentwood Associates VI, L.P.

Advanced Technology Ventures III

P. Andrews McLane

The Cox Living Trust dated May 26, 1988
Fred Cox, Co-Trustee,
Harriet Frost Cox, Co-Trustee,

The Zechter Family Trust dated March 6, 1996
Sol Zechter, Trustee

Accel IV L.P.

Accel Keiretsu L.P.

Accel Investors `95 L.P.

Ellmore C. Patterson Partners

Comdisco, Inc.

Kevin J. McQuillan

                         CONTINUUS SOFTWARE CORPORATION

                      THIRD AMENDMENT TO CO-SALE AGREEMENT

        This Third Amendment to Co-Sale Agreement ("Third Amendment") is entered into as of May 19, 1997, by and among Continuus Software Corporation, a California corporation (the "Company"), Norwest Equity Partners, IV, a Minnesota Limited Partnership, Norwest Equity Partners, V, a Minnesota Limited Partnership, Brentwood Associates VI, L.P., Advanced Technology Ventures III, Accel IV L.P., Accel Keiretsu L.P., Accel Investors `95 L.P., Ellmore C. Patterson Partners, P. Andrews McLane, Comdisco, Inc. and Kevin J. McQuillan (each a "Shareholder") and The Cox Living Trust dated May 26, 1988 and The Zechter Family Trust dated March 6, 1996 (each a "Founder"). The Third Amendment amends that certain Co-Sale Agreement dated as of March 4, 1994, as subsequently amended by that certain Amendment to Co-Sale Agreement dated as of November 16, 1995 between the Company and the parties set forth therein and by that certain Second Amendment to Co-Sale Agreement dated as of May 30, 1996 between the Company and the parties set forth therein (the Co-Sale Agreement, as amended, is referred to herein as the "Agreement").

        WHEREAS, the Company has entered into a Stock Purchase Agreement of even date herewith (the "Stock Purchase Agreement") providing for the issuance and sale of shares of Series E Preferred Stock of the Company and Warrants to purchase shares of Series E Preferred Stock of the Company (the "Financing").

        WHEREAS, the Company and the Shareholders desire to amend the Agreement as set forth below; and

        WHEREAS, the execution of this Amendment by the parties is a condition to the Financing as set forth in Section 4.8 of the Stock Purchase Agreement.

        NOW, THEREFORE, In consideration of the foregoing premises and the mutual promises set forth below, and for other good and valuable consideration, the receipt of which is hereby acknowledged, the parties to this Amendment agree as follows:

        1. The definition of "Shareholders" set forth in the preamble to the Agreement is hereby amended to mean the parties listed on the attached Schedule A.

        2. The definition of "Shares" set forth in Section 1(a) of the Agreement is hereby amended to read in its entirety as follows:

        "(a) "Shares" shall mean shares of the Company's Common Stock, Series A Preferred Stock, Series B Preferred Stock, Series C Preferred Stock, Series D Preferred Stock and Series E Preferred Stock and other securities of the Company now owned or subsequently acquired by the Founders."

        3. The definition of "Preferred Stock" set forth in Section 1(b) of the Agreement is hereby amended to read in its entirety as follows:

        "(b) "Preferred Stock" shall mean the Company's outstanding Series A Preferred Stock, Series B Preferred Stock, Series C Preferred Stock, Series D Preferred Stock and Series E Preferred Stock."

        4. This Third Amendment shall be deemed an amendment to the Agreement and shall become effective when executed by the Company and the undersigned Shareholders. Except as expressly amended pursuant to this Third Amendment, the Agreement shall continue in full force and effect.

        5. This Third Amendment shall be governed by the laws of the State of California as applicable to contracts entered into and performed entirely within the State of California by California residents.

        6. This Third Amendment may be executed in two or more counterparts, each of which shall be enforceable against the party actually executing such counterpart, and which together shall constitute one instrument.



            [The Remainder of this Page is Intentionally Left Blank]

        This Third Amendment is hereby executed as of the date first above written.


THE COMPANY:

CONTINUUS SOFTWARE CORPORATION


By:     /s/ John Laskey
    -------------------------------------------
Title:  Vice President, Finance
       ----------------------------------------

SHAREHOLDERS:

NORWEST EQUITY PARTNERS, IV,
A MINNESOTA LIMITED PARTNERSHIP

By:     Itasca Partners
    -------------------------------------------
        General Partner

By:     /s/ Kevin G. Hall
    -------------------------------------------
        Kevin G. Hall, Partner


NORWEST EQUITY PARTNERS, V,
A MINNESOTA LIMITED PARTNERSHIP

BY:     ITASCA PARTNERS IV, L.L.P.
    -------------------------------------------
        GENERAL PARTNER



By:     /s/ Kevin G. Hall
    -------------------------------------------
        Kevin G. Hall, Partner


BRENTWOOD ASSOCIATES VI, L.P.

By:     Brentwood VI Ventures L.P.,
    -------------------------------------------
        its General Partner


By:     /s/ G. Bradford Jones
    -------------------------------------------
        G. Bradford Jones, General Partner


ADVANCED TECHNOLOGY VENTURES III


By:     /s/ Jos C. Henkens
    -------------------------------------------
        Jos C. Henkens, General Partner


ACCEL  IV L.P.

By:  Accel IV Associates L.P.
    -------------------------------------------
     Its General Partner


By:     /s/ G. Carter Sednaoui
    -------------------------------------------
       General Partner


ACCEL KEIRETSU L.P.

By:  Accel Partners & Co., Inc.
    -------------------------------------------
     Its General Partners

By:   /s/ G. Carter Sednaoui
    -------------------------------------------
Its:  Chief Financial Officer
     ------------------------------------------

ACCEL INVESTORS `95 L.P.


By:   /s/ G. Carter Sednaoui
    -------------------------------------------
      General Partner


ELLMORE C. PATTERSON PARTNERS



By:   /s/ Arthur C. Patterson
    -------------------------------------------
      General Partner




COMDISCO, INC.


By:   /s/ Jill C. Hanses
    -------------------------------------------
Its:  Assistant Vice President
      -----------------------------------------

        /s/ P. Andrews McLane
-----------------------------------------------
P. ANDREWS MCLANE


        /s/ Kevin J. McQuillan
-----------------------------------------------
KEVIN J. MCQUILLAN



-----------------------------------------------
GLEN HOWARD


THE FOUNDERS:

THE COX LIVING TRUST DATED MAY 26, 1988


        /s/ Fred B. Cox
-----------------------------------------------
        Fred Cox, Co-Trustee


        /s/ Harriet Frost Cox
-----------------------------------------------
        Harriet Frost Cox, Co-Trustee


THE ZECHTER FAMILY TRUST DATED MARCH 6, 1996



        /s/ Sol Zechter
-----------------------------------------------
        Sol Zechter, Trustee

        /s/ Sol Zechter
-----------------------------------------------
THE SOL ZECHTER ANNUITY TRUST,
Sol Zechter, Trustee


        /s/ Sol Zechter
-----------------------------------------------
THE SHEILA CLAIRE ZECHTER
ANNUITY TRUST
Sol Zechter, Trustee

                                   SCHEDULE A

                              List of Shareholders

Norwest Equity Partners, IV,
a Minnesota Limited Partnership

Norwest Equity Partners, V,
A Minnesota Limited Liability Partnership

Brentwood Associates VI, L.P.

Advanced Technology Ventures III

P. Andrews McLane

The Cox Living Trust dated May 26, 1988
Fred Cox, Co-Trustee,
Harriet Frost Cox, Co-Trustee,

The Sol Zechter Annuity Trust,
Sol Zechter, Trustee

The Sheila Claire Zechter Annuity Trust,
Sol Zechter, Trustee

Accel IV L.P.

Accel Keiretsu L.P.

Accel Investors `95 L.P.

Ellmore C. Patterson Partners

Comdisco, Inc.

Kevin J. McQuillan